Exhibit 32.1

CERTIFICATION PURSUANT TO

TITLE 18, UNITED STATES CODE, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diamond Hill Investment Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), R.H. Dillon, Chief Executive Officer of the Company, and James F. Laird, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R.H. Dillon
Print Name: R.H. Dillon
Title: Chief Executive Officer
Date: November 2, 2012

/s/ James F. Laird
Print Name: James F. Laird
Title: Chief Financial Officer
Date: November 2, 2012

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